FINANCIAL INVESTORS TRUST

Vulcan Value Partners Fund
Vulcan Value Partners Small Cap Fund
(each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED MAY 12, 2020 TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 31, 2019, AS SUBSEQUENTLY AMENDED

Effective as of May 14, 2020, the following changes are being made with respect to the Funds.

The Funds no longer charge shareholder redemption fees. Therefore, all references in the Prospectus and Statement of Additional Information to the Funds charging shareholder redemption fees are hereby deleted in their entirety.

Prospectus

The following information is added to the section entitled “PORTFOLIO MANAGER” in the Summary Sections of the Funds’ Prospectus:

In addition, McGavock Dunbar, CFA, of Vulcan Value Partners, LLC, has served as the Fund’s portfolio manager since May 2020.

The first paragraph under the section entitled “THE PORTFOLIO MANAGER” is hereby replaced in its entirety with the following information in the Funds’ Prospectus:

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of each Fund. Mr. Fitzpatrick has served as the applicable Fund’s portfolio manager since that Fund’s inception in December 2009. Mr. Dunbar has served as the applicable Fund’s portfolio manager since May 2020. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Fund is included in the SAI.

The following information is added after the second paragraph under the section entitled “THE PORTFOLIO MANAGER” in the Funds’ Prospectus:

McGavock Dunbar, CFA. Mr. Dunbar, as the Director of Research and a portfolio manager for the Funds, assists Mr. Fitzpatrick in managing Vulcan’s research team, which is responsible for stock selection. As an additional portfolio manager for the Funds, Mr. Dunbar can exercise discretion over each Fund’s assets and works with Mr. Fitzpatrick to assist in final investment decision-making for each Fund. In addition, Mr. Dunbar assists in the structuring of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Dunbar is a Principal of Vulcan and has been an Analyst at Vulcan since 2010. Prior to founding Vulcan in 2010, Mr. Dunbar was an Associate in the investment banking department at Susquehanna International Group.

The third paragraph under the section entitled “THE PORTFOLIO MANAGER” is hereby replaced in its entirety with the following information in the Funds’ Prospectus:

Team Approach. Day-to-day management of the Funds is a team effort, requiring the involvement of Vulcan’s full research staff as well as administrative support. Each member of the research team is encouraged to produce ideas for any portfolio in any industry, limited only by the parameters of the Funds’ and Vulcan’s investment criteria. Once an idea is generated, it is reviewed and analyzed by the full research team for qualification under Vulcan’s investment criteria. This team approach reinforces Vulcan’s disciplines, as it requires each team member to participate in the analysis and evaluation of each potential investment. Once an idea has qualified for investment, the research team recommends to Mr. Fitzpatrick and Mr. Dunbar which model portfolio to assign the investment to and in what amount. To monitor individual client guidelines, regulatory requirements, cash movements and progress regarding purchases and sales of securities, the research team works with Vulcan’s trading, legal, accounting, compliance and client service functions. The research team receives regular reports from each of these departments to facilitate day-to-day management of portfolios, and to ensure that investment decisions are consistent with investment mandates and regulatory requirements.

Statement of Additional Information

The following information is added under the section entitled “PORTFOLIO MANAGER - Other Accounts Managed by Portfolio Manager” of the Statement of Additional Information with respect to each Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
C.T. Fitzpatrick	0	N/A	1	1,871	1,075	11,556
McGavock Dunbar*	0	N/A	1	1,518	1,075	7,871

*	Information is as of March 31, 2020.

Portfolio Manager Compensation

Mr. Fitzpatrick is the majority equity owner of the Adviser and is entitled to receive distributions from the Adviser if and when made to the equity owners of the Adviser, pro rata in proportion to his equity interest. He does not receive a base salary and is not anticipated to receive a bonus.

Mr. Dunbar, as a Principal, is entitled to receive distributions from the Adviser if and when made to the equity owners of the Adviser, pro rata in proportion to his equity interest. He does receive a base salary and has the potential for a bonus.

Ownership of Securities

The table below identifies ownership of Fund securities by the Portfolio Manager as of April 30, 2019.

PORTFOLIO MANAGER	FUND	DOLLAR RANGE OF OWNERSHIP OF SECURITIES
C.T. Fitzpatrick	Vulcan Value Partners Fund	$500,001 - $1,000,000
	Vulcan Value Partners Small Cap Fund	$100,001 - $500,000
McGavock Dunbar*	Vulcan Value Partners Fund	$100,001 - $500,000
	Vulcan Value Partners Small Cap Fund	$100,001 - $500,000

*	Information is as of March 31, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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